                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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     COMMISSION ONLY (AS PERMITTED BY
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



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
[LOGO FOR GTE]                                        [LOGO FOR BELL ATLANTIC]

                         The GTE-Bell Atlantic Merger

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


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                communications
                             wireline
                      wireless
                         world wide web
                 global networking



                                                       Skip...

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


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              THE MERGER OF

                  [LOGO OF GTE]  &    [LOGO OF BELL ATLANTIC]
                              GTE & Bell Atlantic



                                                              Skip...
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

--------------------------------------------------------------------------------

     VOTE FOR

[X]  the merger to own a stake
     in the future of telecommunications.



                                                                Skip...

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


Something this important
can't happen without you
--------------------------------------------------------------------------------

GTE and Bell Atlantic shareholders have an opportunity to own a stake in the future of global telecommunications by voting FOR the merger of these two great companies.

--------------------------------------------------------------------------------
[LOGO OF GTE]           GTE shareholders will receive 1.22 shares of combined
                        company stock for each share of GTE stock owned. The GTE
                        Board of Directors unanimously recommends that you vote
                        FOR the merger.

--------------------------------------------------------------------------------
[LOGO OF BELL ATLANTIC] Bell Atlantic shareholders will own the same number of shares in the combined company as owned in Bell Atlantic. The Bell Atlantic Board of Directors unanimously recommends that you vote FOR the merger.

                                                                    Continue....

--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in the future of telecommunications.      |Exit|
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

THE MERGER OF                                       |   Combined Company
                                                    |
GTE & BELL Atlantic                                 |   Profile
----------------------------------------------------|
PLEASE READ THE JOINT PROXY STATEMENT & PROSPECTUS  |
                                                    |   Maps
                    click on topic [arrow]          |
                                                    |
                                                    |   Questions
                                                    |
                                                    |   Voting
                                                    |
                                                    |   Risk Factors

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    What the combined company will offer
--------------------------------------------------------------------------------

                                  click on topic (arrow) |   Scale & Scope
                                                         |
                                                         |   Potential
                                                         |   Financial
                                                         |   Performance
                                                         |
                                                         |   Outstanding
                                                         |   Assets &
                                                         |   Capabilities
                                                         |
                                                         |   Benefits for
                                                         |   Customers
                                                         |
                                                         |

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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    What the combined company will offer
--------------------------------------------------------------------------------

    Scale and Scope to Compete as One of the Industry's  |]  Scale & Scope
                                  Leaders                |
                                                         |   Potential
       [_] The largest local telephone provider in U.S.  |   Financial
           with more than 60 million access lines in 39  |   Performance
           states and the District of Columbia,          |
           serving 76 of the top 100 markets             |   Outstanding
                                                         |   Assets &
       [_] One of the largest wireless companies in      |   Capabilities
           the U.S., together serving 11.4 million       |
           subscribers and the potential to serve        |   Benefits for
           subscribers in 9 of the top 10 markets        |   Customers
                                                         |
       [_] One of the largest facilities-based           |
           long-distance companies                       |
                                                         |
       [_] International presence in more than 30        |
           countries                                     |
                                                         |
       [_] World's largest publisher of directory        |
           information                                   |
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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    What the combined company will offer
--------------------------------------------------------------------------------

    Potential for Enhanced Financial Performance         |   Scale & Scope
                                                         |
              [_] Significant revenue, expense and       |   Potential
                  capital synergies from joint           |]  Financial
                  technological development, economies   |   Performance
                  of scope and scale, and elimination    |
                  of duplicate expenditures              |   Outstanding
                                                         |   Assets &
              [_] Greater ability to enter and compete   |   Capabilities
                  quickly and effectively in key markets |
                  outside either company's current       |   Benefits for
                  service areas                          |   Customers
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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    What the combined company will offer
--------------------------------------------------------------------------------

    Outstanding Assets and Capabilities in               |   Scale & Scope
                           Attractive Growth Markets     |
                                                         |   Potential
    [_] GTE's 17,000-mile national high-speed data       |   Financial
        network                                          |   Performance
                                                         |
    [_] Bell Atlantic's information-intensive            |   Outstanding
        customers in the nation's business, media,       |]  Assets &
        government and financial centers                 |   Capabilities
                                                         |
    [_] GTE's experience as a long-distance provider     |   Benefits for
                                                         |   Customers
    [_] Combined service territories that generate       |
        more than 35% of international traffic from U.S. |
                                                         |
    [_] Highly skilled workforce able to meet the        |
        challenges of a dynamic global                   |
        telecommunications industry                      |

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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

    What the combined company will offer
--------------------------------------------------------------------------------

          More Benefits for Customers               |   Scale & Scope
                                                    |
          [_] Delivers one-stop shopping for all    |   Potential
              telecommunications services           |   Financial
                                                    |   Performance
          [_] Promotes vigorous competition         |
              in telecommunications markets         |   Outstanding
                                                    |   Assets &
          [_] Speeds availability of broadband data |   Capabilities
              capabilities to customers             |
                                                    |-  Benefits for
          [_] Accelerates development and delivery  ||  Customers
              of new products and services          |-

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
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

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                           click on topic (arrow)   |   Revenues
                                                    |
                                                    |   Domestic
                                                    |   Access Lines
                                                    |
                                                    |   International
                                                    |   Access Lines
                                                    |
                                                    |   Domestic
                                                    |   Wireless Customers
                                                    |
                                                    |   International
                                                    |   Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |]  Revenues
                                                    |
                                                    |   Domestic
                                                    |   Access Lines
                               Revenues             |
                                                    |   International
                                                    |   Access Lines
              GTE: $25 billion [______]             |
                                                    |   Domestic
    Bell Atlantic: $32 billion [________]           |   Wireless Customers
                                                    |
         Combined: $57 billion [_____________]      |   International
                                                    |   Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

GTE and Bell Atlantic:
Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |   Revenues
                                                    |
                            Domestic                |   Domestic
                            Access Lines            |]  Access Lines
                                                    |
          GTE: 23.5 million [_____]                 |   International
                                                    |   Access Lines
Bell Atlantic: 41.6 million [_________]             |
                                                    |   Domestic
     Combined: 65.1 million [_____________]         |   Wireless Customers
                                                    |
                                                    |   International
                                                    |   Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |   Revenues
                                                    |
                            International           |   Domestic
                            Access Lines            |   Access Line
                                                    |
              GTE: 2.8 million [________]           |]  International
                                                    |   Access Lines
        Bell Atlantic: 960,000 [___]                |
                                                    |   Domestics
        Combined: 3.76 million [_____________]      |   Wireless Customers
                                                    |
                                                    |   International
                                                    |   Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |   Revenues
                                                    |
                                                    |   Domestic
                                                    |   Access Line
                               Domestic Wireless    |
                               Customers            |   International
                                                    |   Access Line
              GTE: 4.8 million [______]             |
                                                    |   Domestic
    Bell Atlantic: 6.6 million [________]           |   Wireless Customers
                                                    |
        Combined: 11.4 million [_____________]      |   International
                                                    |   Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |   Revenues
                                                    |
                                                    |   Domestic
                                                    |   Access Lines
                            International           |
                            Wireless Customers      |   International
                                                    |   Access Lines
              GTE: 917,000     [___]                |
                                                    |   Domestic
    Bell Atlantic: 2 million   [________]           |   Wireless Customers
                                                    |
       Combined: 2.917 million [_____________]      |   International
                                                    |]  Wireless Customers
                                                    |
                                                    |   Employees
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    GTE and Bell Atlantic:
    Combined Company Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

                                                    |   Revenues
                                                    |
                                                    |   Domestic
                            Employees               |   Access Lines
                                                    |
              GTE: 120,000  [_____]                 |   International
                                                    |   Access Line
    Bell Atlantic: 140,400  [_________]             |
                                                    |   Domestic
         Combined: 260,400  [_________________]     |   Wireless Customers
                                                    |
                                                    |   International
                                                    |   Wireless Customers
                                                    |
                                                    |]  Employees
                                                    |
                                                    |   *
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

GTE and Bell Atlantic
Combined Company's Profile* as of December 31, 1998 (pro forma)
--------------------------------------------------------------------------------

* Information for the combined company shows the combination    |  Revenues
  of GTE's and Bell Atlantic's business interests on December   |
  31, 1998. Wireless information is adjusted to reflect our     |   Domestic
  percentage ownership interests in those properties. This      |   Access Lines
  information does not reflect any sales or trades of           |
  overlapping wireless properties that are likely to            |   International
  be required or that may occur as result of the merger,        |   Access Lines
  or GTE's planned sale of non-strategic telephone access       |
  lines. Similarly, it does not reflect GTE's recently          |   Domestic
  announced agreement to purchase  cellular properties          |   Wireless Customers
  in the Midwest, any dissolutions of partnership or any        |
  future purchases or sales of properties by GTE or             |   International
  Bell Atlantic.                                                |   Wireless Customers
                                                                |
                                                                |   Employees
                                                                |   *

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

        Network & Marketplace*
--------------------------------------------------------------------------------

                            click on topic [arrow]  |   Domestic
                                                    |   Telecom
                                                    |   Network
                                                    |
                                                    |
                                                    |
                                                    |   International
                                                    |   Market
                                                    |   Presence
                                                    |
                                                    |   Domestic
                                                    |   Wireless
                                                    |   Network
                                                    |
                                                    |   *
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

Network & Marketplace*
Domestic Telecom Network Map
--------------------------------------------------------------------------------

                                                    |   Domestic
                                                    |]  Telecom
                                                    |   Network
                                                    |
     [GRAPHIC SHOWING GTE'S AND BELL ATLANTIC'S     |   International
      TELEPHONE SERVICE AREAS AND GTE NATIONAL      |   Market
      HIGH-SPEED DATA NETWORK]                      |   Presence
                                                    |
                                                    |   Domestic
                                                    |   Wireless
                                                    |   Network
                                                    |
                                                    |   *

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

Network & Marketplace*
International Market Presence
--------------------------------------------------------------------------------

                                                    |   Domestic
                                                    |   Telecom
                                                    |   Network
                                                    |
   [GRAPHIC SHOWING COUNTRIES WHERE GTE AND BELL    |   International
    ATLANTIC HAVE AN INTERNATIONAL MARKET           |]  Market
    PRESENCE]                                       |   Presence
                                                    |
                                                    |   Domestic
                                                    |   Wireless
                                                    |   Network
                                                    |
                                                    |   *

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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

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
Vote for [_] the merger to own a stake in  the future of telecommunications       |Exit|
----------------------------------------------------------------------------------------

    Network & Marketplace *
    Domestic Wireless Network
--------------------------------------------------------------------------------

                                                    |   Domestic
                                                    |   Telecom
                                                    |   Network
   [GRAPHIC SHOWING BELL ATLANTIC AND               |
    GTE DOMESTIC WIRELESS NETWORKS]                 |   International
                                                    |   Market
                                                    |   Presence
                                                    |
                                                    |   Domestic
                                                    |]  Wireless
                                                    |   Network
                                                    |
                                                    |   *

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    Network & Marketplace*
--------------------------------------------------------------------------------

* Information for the combined company shows the                  |   Domestic
  combination of GTE's and Bell Atlantic's business               |   Telecom
  interests on December 31, 1998. Wireless information            |   Network
  is adjusted to reflect our percentage ownership interests in    |
  those properties. This information does not reflect any sales   |
  or trades of overlapping wireless properties that are likely to |
  be required or that may occur as a result of the merger, or     |   International
  GTE's planned sale of non-strategic telephone access lines.     |   Market
  Similarly, it does not reflect GTE's recently announced         |   Presence
  agreement to purchase cellular properties in the Midwest, any   |
  dissolutions of partnerships or any future purchases or         |
  sales of properties by GTE or Bell Atlantic.                    |   Domestic
                                                                  |   Wireless
                                                                  |   Network
                                                                  |
                                                                  |   *
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

Answers to Questions You May Have
--------------------------------------------------------------------------------

                                                    |  If I support the GTE-Bell
                             click on topic [arrow] |  Atlantic merger, do I
                                                    |  still need to vote FOR
                                                    |  the merger?
                                                    |
                                                    |
                                                    |   How will the merger
                                                    |   benefit shareholders?
                                                    |
                                                    |
                                                    |   What will the dividend
                                                    |   be on the combined
                                                    |   company's common stock?
                                                    |
                                                    |   Should I send in my
                                                    |   stock certificates now?
                                                    |
                                                    |   Where can I find more
                                                    |   information about the
                                                    |   merger?
--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    Answers to Questions You May Have
--------------------------------------------------------------------------------

    If I support the GTE-Bell Atlantic merger,      |   If I support the GTE-Bell
    do I still need to vote FOR the merger?         |]  Atlantic merger, do I still need
                                                    |   to vote FOR the merger?
    Yes!  If you support the merger, you MUST       |
    actually vote your shares FOR the proposal.     |   How will the merger
    If you take no action at all, it will be        |   benefit shareholders?
    considered as a vote against the merger.  For   |
    the merger to be approved, two-thirds of all    |   What will the dividend be on the
    outstanding GTE shares and a majority of        |   combined company's common stock?
    outstanding Bell Atlantic shares must be voted  |
    FOR the merger.  See your proxy card for        |   Should I send in my stock
    instructions on how to vote.                    |   certificates now?
                                                    |
                                                    |   Where can I find more information
                                                    |   about the merger?
                                                    |
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| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    Answers to Questions You May Have
--------------------------------------------------------------------------------

    How will the merger benefit shareholders?       |   If I support the GTE-Bell
                                                    |   Atlantic merger, do I still need
    The proposed merger creates a powerful          |   to vote FOR the merger?
    competitor in a dynamic, emerging               |
    telecommunications market.  The combined        |]  How will the merger
    company will be one of the world's premier      |   benefit shareholders?
    telecommunications companies, providing what    |
    customers say they want - one-stop shopping     |   What will the dividend be on the
    for the full range of telecommunications        |   combined company's common stock?
    products and services.  Together, the companies |
    will be able to achieve their strategic goals   |   Should I send in my stock
    more quickly than either could have achieved    |   certificates now?
    separately.  As a shareholder, this means you   |
    will have a stake in a company that is uniquely |   Where can I find more information
    positioned to be a formidable competitor        |   about the merger?
    in the global telecommunications market.        |

--------------------------------------------------------------------------------
| Intro  |  Combined Company  |  Profile  |   Maps   |   Questions  |  Voting  |
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
----------------------------------------------------------------------------------------

    Answers to Questions You May Have
--------------------------------------------------------------------------------

    What will the dividend be on the combined        |   If I support the GTE-Bell
    company's common stock?                          |   Atlantic merger, do I still need
                                                     |   to vote FOR the merger?
    The combined company board will determine        |
    the dividend policy after the closing of the     |   How will the merger
    merger.  Bell Atlantic currently pays dividends  |   benefit shareholders?
    at a rate of $1.54 per share each year, and    |
    GTE currently pays dividends at a rate of        |
    $1.88 per share each year. We expect the initial |
    annualized dividend will be at least $1.54.      |   What will the dividend be on the
    Given the exchange ratio of  1.22 shares of      |]  combined company's common stock?
    combined company common stock for each share of  |
    GTE common stock, this dividend would            |   Should I send in my stock
    be nearly identical to the dividend that         |   certificates now?
    GTE shareholders now receive                     |
    (e.g., $1.54 x the exchange ratio of 1.22        |   Where can I find more information
    = $1.8788).                                      |   about the merger?
                                                     |
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

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
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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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    Answers to Questions You May Have
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    Should I send in my stock certificates now?     |   If I support the GTE-Bell
                                                    |   Atlantic merger, do I still need
    No.  Shortly after the merger is completed,     |   to vote FOR the merger?
    GTE shareholders will receive written           |
    instructions for exchanging their stock         |   How will the merger
    certificates.  Bell Atlantic shareholders       |   benefit shareholders?
    will not be required to exchange their stock    |
    certificates.  After the merger, Bell           |   What will the dividend be on the
    Atlantic stock certificates will represent      |   combined company's common stock?
    an equal number of shares in the combined       |
    company.                                        |]  Should I send in my stock
                                                    |   certificates now?
                                                    |
                                                    |   Where can I find more information
                                                    |   about the merger?
                                                    |
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

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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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    Answers to Questions You May Have
--------------------------------------------------------------------------------

    Where can I find more information about the     |   If I support the GTE-Bell
    merger?                                         |   Atlantic merger, do I still need
                                                    |   to vote FOR the merger?
    We encourage you to read carefully the joint    |
    proxy statement and prospectus.  If you         |   How will the merger
    have questions, GTE shareholders may call       |   benefit shareholders?
    1-800-859-8509; Bell Atlantic shareholders      |
    may call 1-800-645-2380.                        |   What will the dividend be on the
                                                    |   combined company's common stock?
                                                    |
                                                    |   Should I send in my stock
                                                    |   certificates now?
                                                    |
                                                    |]  Where can I find more information
                                                    |   about the merger?
                                                    |
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
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
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
Vote for [X] the merger to own a stake in  the future of telecommunications.      |Exit|
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

PLEASE VOTE NOW!

  For the merger to be approved, two-thirds
  of all outstanding GTE shares and a majority  [GRAPHIC]  |   BY THE INTERNET
  of outstanding Bell Atlantic shares must be              |
  voted FOR the merger.                                    |
                                                           |
  Please note that if you support the merger,   [GRAPHIC]  |   BY PHONE
  you MUST actually vote your shares FOR the               |
  merger. If you take no action at all, it will            |
  be considered as a vote against the merger.              |
                                                           |
                                                           |
  Please see the joint proxy statement &        [GRAPHIC]  |  BY MAIL
  prospectus for information on how to vote:               |
                                                           |
                                                [GRAPHIC]  |  IN PERSON
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
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
Vote for [X] the merger to own a stake in the future of telecommunications.      |Exit|
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

        PLEASE READ THE JOINT PROXY STATEMENT AND PROSPECTUS CAREFULLY, INCLUDING THE SECTION IN CHAPTER I CALLED "RISK FACTORS RELATING TO THE MERGER."

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        That section discusses the following risk factors:


        [ ] Shareholders will not know the market price of the stock they will receive in the merger when they vote on the merger.


        [ ] Regulatory agencies must approve the merger and could delay or refuse to approve the merger or impose conditions that could adversely affect our business or financial condition.

        [ ] Termination fees and reciprocal stock option agreements could make an alternative transaction more difficult or expensive.

                                                               Back to Main....
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